UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2003

Bremer Financial Corporation
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-18342 (Commission File Number)	41-0715583 (I.R.S. Employer Identification No.)

445 Minnesota St., Suite 2000, St. Paul, MN (Address of principal executive offices)	55101-2107 (Zip Code)

(Registrant's telephone number, including area code) (651) 227-7621

Not applicable
(Former name or former address, if changed since last report)

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Bremer Financial Corporation (the “Company”) under the Exchange Act or the Securities Act of 1933, as amended.

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press release of Bremer Financial Corporation dated October 28, 2003 firnished pursuant to Item 12 hereof.

Item 12.   Results of Operations and Financial Condiiton.

On October 28, 2003, Bremer Financial Corporation issued a press release reporting on its results of operations and balance sheet for the quarter ended September 30, 2003. Attached hereto as Exhibit 99.1 is a copy of the press release, which is hereby incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 28, 2003.	Bremer Financial Corporation

By:	/s/Stan K. Dardis Stan K. Dardis President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release of Bremer Financial Corporation, dated October 28, 2003 reporting on its results of operations and balance sheet for the quarter ended September 30, 2003.